UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

GENESIS BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53127 (Commission File Number)	75-3254381 (IRS Employer Identification No.)

1601 N. Sepulveda Blvd., #632 Manhattan Beach, California (Address of principal executive offices)	90266 (Zip Code)

Registrant’s telephone number, including area code: (866) 963-2220

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 22, 2010, Genesis Biopharma, Inc. (the “Company”) closed a private placement offering (the “Offering”) pursuant to which it entered into a Private Placement Subscription Agreement (the “Subscription Agreement”) with an accredited investor providing for the issuance and sale of 250,000 shares of the Company’s common stock (the “Shares”) for a purchase price of $250,000.00. The Subscription Agreement granted the investor “piggy-back” registration rights with respect to the Shares, pursuant to which the Company agreed, with specified exceptions, to register the Shares in the event the Company determines to file a registration statement with the Securities and Exchange Commission.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the form of Subscription Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

As previously reported in the Current Report on Form 8-K filed by the Company on September 23, 2010, on September 17, 2010, the Company issued to certain investors Series B Common Stock Purchase Warrants (the “Series B Warrants”) to purchase an aggregate of 466,674 shares of the Company’s common stock at an exercise price of $1.25 per share. The Offering triggered anti-dilution provisions contained in the Series B Warrants because the $1.00 purchase price per share in the Offering is lower than the $1.25 exercise price of the Series B Warrants. As a result, effective October 22, 2010, the exercise price of the Series B Warrants has been reduced to $1.00 per share and the holders of the Series B Warrants have become entitled to purchase an aggregate of 116,674 additional shares of the Company’s common stock upon exercise of the Series B Warrants, bringing the total number of shares of common stock underlying the Series B Warrants to 583,348.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference. The common stock issued in connection with the Subscription Agreement was issued in reliance on the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.  The investor represented to the Company that such investor was an “accredited investor” as such term is defined under Regulation D, and the offering did not involve any form of general solicitation or general advertising.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
10.1	Form of Private Placement Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOPHARMA, INC.

	By:	/s/ Robert Brooke
Robert Brooke
Dated: October 28, 2010		Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Form of Private Placement Subscription Agreement